UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2016 (April 27, 2016)

MEMORIAL PRODUCTION PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	90-0726667
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1800 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On April 27, 2016, Memorial Production Partners LP (the “Partnership”), Memorial Resources Development Corp. (“MRD”), Memorial Production Partners GP LLC, Memorial Production Operating LLC, Beta Operating Company, LLC and MEMP Services LLC entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) pursuant to which the Partnership agreed to acquire, among other things, all of the equity interests in Memorial Production Partners GP LLC, the general partner of the Partnership (the “General Partner”), from MRD for $750,000 (the “Transaction”). In addition to the general partner interest in the Partnership, the General Partner also owns 50% of the incentive distribution rights of the Partnership. After the closing of the transactions contemplated by the Purchase and Sale Agreement, the General Partner will be a wholly owned subsidiary of the Partnership.

The closing of the transactions contemplated by the Purchase and Sale Agreement is subject to customary closing conditions and is expected to occur by the end of the second quarter of 2016. In connection with the closing, the Partnership’s First Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) will be amended and restated to, among other things, (i) convert the 0.1% general partner interest in the Partnership held by the General Partner into a non-economic general partner interest, (ii) cancel the incentive distribution rights of the Partnership, and (iii) provide that the limited partners of the Partnership will elect the members of the General Partner’s board of directors beginning with an annual meeting in 2017.

The Purchase and Sale Agreement may be terminated (i) upon mutual written consent of the Partnership and MRD, (ii) by either party upon notice to the other party if the closing has not occurred on or before July 31, 2016, provided that the party delivering such notice has not caused the failure to close, (iii) by MRD on written notice to the Partnership in the event of any inaccuracy, violation or breach of any representation, warranty or covenant of the Partnership contained in the Purchase and Sale Agreement in any material respect and (iv) by the Partnership on written notice to MRD in the event of any inaccuracy, violation or breach of any representation, warranty or covenant of MRD contained in the Purchase and Sale Agreement in any material respect.

The conflicts committee of the board of directors of the General Partner, which committee is comprised entirely of independent directors, reviewed the Transaction and the terms of the related transactions and agreements, including the Purchase and Sale Agreement, engaged and consulted with independent financial and legal advisors with respect thereto, and granted “special approval” pursuant to the Partnership Agreement with respect to the Transaction and the terms of the related transactions and agreements, including the Purchase and Sale Agreement. Based upon that approval, and upon the recommendation of the conflicts committee, the board of directors of the General Partner approved the Transaction and the terms of the related transactions and agreements, including the Purchase and Sale Agreement.

The Purchase and Sale Agreement contains representations and warranties, covenants and indemnification provisions that were made or agreed to, among other things, to provide the parties with specified rights and obligations and to allocate risk among such parties. Accordingly, the Purchase and Sale Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties or their affiliates at the time it was entered into or otherwise.

The foregoing summary of the Purchase and Sale Agreement does not purport to be complete, and is qualified in its entirety by reference to the Purchase and Sale Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 7.01.     Regulation FD Disclosure.

On April 28, 2016, the Partnership issued a press release announcing the Transaction. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information in this Item 7.01, including the attached Exhibit 99.1, is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.     Other Events.

In connection with the Transaction, on April 27, 2016, the Partnership entered into an Agreement Regarding Assignment of Incentive Distribution Rights with NGP MEMP IDR Holdco LLC (“NGP”) pursuant to which the Partnership agreed to acquire from NGP the 50% of the incentive distribution rights of the Partnership owned by NGP. The acquisition is expected to close immediately prior to the closing of the transactions contemplated by the Purchase and Sale Agreement.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included in this Current Report on Form 8-K may constitute “forward-looking statements.” Such forward-looking statements are only predictions and involve assumptions, risks and uncertainties which may cause actual events to differ materially from those implied or expressed by such statements. As such, readers are cautioned not to place undue reliance on forward-looking statements, which speak only to management’s assumptions and expectations as of the date of this Current Report on Form 8-K. The Partnership disclaims any duty to update or alter any forward-looking statements, except as required by applicable law.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Purchase and Sale Agreement, dated as of April 27, 2016, among Memorial Production Partners LP, Memorial Resources Development Corp., Memorial Production Partners GP LLC, Memorial Production Operating LLC, Beta Operating Company, LLC and MEMP Services LLC

99.1	Press Release dated April 28, 2016

* The exhibits and schedules to the Purchase and Sale Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A list of the exhibits and schedules is included after the signature pages to the Purchase and Sale Agreement. The Partnership will furnish copies of such exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL PRODUCTION PARTNERS LP

	By:	Memorial Production Partners GP LLC, its general partner

Date: May 2, 2016	By:	/s/ Jason M. Childress
Jason M. Childress
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Purchase and Sale Agreement, dated as of April 27, 2016, among Memorial Production Partners LP, Memorial Resources Development Corp., Memorial Production Partners GP LLC, Memorial Production Operating LLC, Beta Operating Company, LLC and MEMP Services LLC

99.1	Press Release dated April 28, 2016

* The exhibits and schedules to the Purchase and Sale Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A list of the exhibits and schedules is included after the signature pages to the Purchase and Sale Agreement. The Partnership will furnish copies of such exhibits and schedules to the Securities and Exchange Commission upon request.